                                                                    EXHIBIT 10.3
                           NOVASTAR FINANCIAL, INC.

                               WARRANT AGREEMENT


          This WARRANT AGREEMENT (the "Agreement"), dated as of December 9, 1996, is made by and between NovaStar Financial, Inc., a Maryland corporation (the "Company"), as issuer of the Warrants, and the Holders of the Warrants acting through the Company as the initial warrant agent (together with successor warrant agents, if any, the "Warrant Agent").

          WHEREAS, the Company and the Warrant Agent desire to set forth certain terms and instructions regarding the issuance, division, transfer and exercise of the Company's Stock Purchase Warrants (the "Warrants"), to be issued to (i) each Initial Purchaser of the Units in the Offering (as hereinafter defined) and
(ii) the Placement Agent, as partial payment of its sales fee;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.    CERTAIN DEFINITIONS

          Unless the context otherwise requires, the terms set forth below shall have the meanings herein specified:

          "Affiliate" of any specified Person means any other Person, which,
           ---------
directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Common Stock" shall mean the Common Stock, par value $.01 per share,
           ------------
of the Company.

          "Conversion Event" means, with respect to each share of Preferred
           ----------------
Stock, the conversion thereof into Common Stock upon the first to occur of (i) the closing of a firm commitment underwritten initial public offering of Common Stock resulting in aggregate gross proceeds to the Company of at least $20 million and at a price per share of at least $15 or such lesser amount of proceeds and/or lower price per share as may be approved by two-thirds of the voting power of the Preferred Stock, or (ii) at any time after three years from the last closing of the Offering, upon the election of the holder.

          "Conversion Exercise Price" shall initially mean $15 per share of
           -------------------------
Common Stock, and shall be adjusted and readjusted from time to time in accordance with the provisions of Section 9.1 of this Agreement.

                                       1
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          "Current Price" with respect to any security on any day shall mean the
           -------------
closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or if such security is not quoted on the Nasdaq National Market, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if the security is not publicly traded, a price determined reasonably and in good faith by the Board of Directors including a majority of the Independent Directors (such determination to be conclusive and evidenced in a resolution adopted by the Board of Directors).

          "Detachment Date" shall have the meaning set forth in Section 3.2
           ---------------
hereof.

          "Document Supplement" shall mean the package furnished to each
           -------------------
purchaser of Units in the Offering containing the Amended and Restated Articles of Incorporation of the Company, the Articles Supplementary for the Preferred Stock, the form of this Agreement, the form of Warrant, the form of Purchase Terms Agreement and the form of Registration Rights Agreement.

          "Exercise Price" shall mean $15 per Warrant, provided, however, that
           --------------                              --------  -------
the Company reserves the right to reduce such price at any time following a Qualified IPO, in its sole discretion and for such limited periods as it may from time to time determine, upon no less than 10 days nor more than 60 days prior written notice to the Holders, provided, however, that no such reduction may be effected without the approval of a majority of the Independent Directors.

          "Expiration Date" shall mean 5:00 p.m. Eastern Standard Time on the
           ---------------
third anniversary of the date the Warrants become exercisable.

          "Founders" means W. Lance Anderson and Scott F. Hartman.
           --------

          "Fundamental Change" means, with respect to the Company, the
           ------------------
occurrence of any transaction to which the Company is a party pursuant to which a majority of the Preferred Stock or Common Stock is converted into the right to receive other securities, cash or other property (including without limitation any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Preferred Stock or Common Stock of the Company), a Liquidation of the Company or any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange), or any reclassification of the Company's Common Stock pursuant to which stockholders receive any cash or property other than shares of its capital stock, but excluding the conversion of the Preferred Stock into Common Stock pursuant to a Conversion Event.

          "Holder" shall mean a registered owner of the Warrants.
           ------

          "Independent Directors" shall have the meaning set forth in the
           ---------------------
Company's Bylaws.

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          "Initial Purchaser" shall mean a purchaser of Units directly from the
           -----------------
Company in the Offering and the Founders.

          "Liquidation" shall mean the voluntary or involuntary liquidation,
           -----------
dissolution or winding up of the affairs of the Company.

          "Nasdaq National Market" shall mean the National Market System of the
           ----------------------
National Association of Securities Dealers, Inc.

          "Offering" shall mean the offering of the Units by the Company
           --------
pursuant to the Private Placement Memorandum and the Purchase Terms Agreement.

          "Person" means any individual, corporation, limited liability company,
           ------
partnership, joint venture, association, business trust, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

          "Placement Agent" shall mean Stifel, Nicolaus & Company, Incorporated.
           ---------------

          "Preferred Stock" means the Company's Class A Convertible Preferred
           ---------------
Stock, par value $.01 per share.

          "Private Placement Memorandum" means the Private Placement Memorandum,
           ----------------------------
dated October 15, 1996, as supplemented on November ___, 1996, the Document Supplement and all other amendments and supplements thereto, pursuant to which the Company is offering for sale up to 3,333,333 Units.

          "Purchase Terms Agreement" shall mean the Purchase Terms Agreement,
           ------------------------
dated ___________, 1996, by and between the Company and the Placement Agent.

          "Purchase Warrant" shall mean the Warrants being acquired by the
           ----------------
Initial Purchasers as part of the Units.

          "Qualified IPO" shall mean a firm commitment underwritten initial
           -------------
public offering of Common Stock resulting in aggregate gross proceeds to the Company of at least $20 million and at a price per share of at least $15 or such lesser amount of proceeds and/or lower price per share as may be approved by two-thirds of the voting power of the Preferred Stock.

          "Registration Rights Agreement" shall mean the Registration Rights
           -----------------------------
Agreement, dated December 9, 1996, by and between the Company and the Placement Agent.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations of the SEC promulgated thereunder.

          "Shelf Registration Statement" shall mean the shelf registration
           ----------------------------
statement to be filed with the SEC pursuant to Rule 415 under the Securities Act as required by the Registration Rights Agreement.

                                       3
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          "Start Date" shall have the meaning set forth in Section 4.1 hereof.
           ----------

          "Trading Day" shall mean (x) if the applicable security is quoted on
           -----------
the Nasdaq National Market, a day on which a trade may be made on the Nasdaq National Market, (y) if the applicable security is listed or admitted for trading on the national securities exchange, a day on which such national securities exchange is open for business or (z) if the applicable security is not otherwise listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Unit" shall mean a unit consisting of one share of Preferred Stock
           ----
and one Warrant.

          "Warrant" shall mean each Stock Purchase Warrant issued hereunder.
           -------

          "Warrant Certificate" shall having the meaning set forth in Section
           -------------------
2.1 hereof.

          "Warrant Shares" shall mean the shares of Common Stock and other
           --------------
consideration, if any, issuable upon exercise of the Warrants, as determined in accordance with the terms hereof.

SECTION 2.    WARRANT CERTIFICATES

          2.1  Form of Certificates.  Prior to the Detachment Date, beneficial
               --------------------
ownership of each Purchased Warrant shall be evidenced by the Preferred Stock certificate to which such Warrant relates bearing the legend set forth in
Section 2.3(a) hereof. Following the Detachment Date, upon tender of the Preferred Stock certificate bearing the legend set forth in Section 2.3(a) hereof, a certificate evidencing the related Warrants (the "Warrant Certificate") shall be issued to the record owner of the Preferred Stock certificate substantially in the form set forth as Exhibit A hereto, which Warrant Certificate for the related Warrants shall be marked with the legend set forth in Section 2.3(b) hereof. The Warrants being acquired by the Placement Agent shall be evidenced by Warrant Certificates issued on the closing date or dates for issuance of Units. The Warrant Certificate may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Preferred Stock, the Common Stock or the Warrants may be listed, or any inter-dealer quotation system upon which the Preferred Stock, the Common Stock or the Warrants may be quoted.

          2.2  Execution.  Warrant Certificates shall be executed on behalf of
               ---------
the Company by its Chairman of the Board, President, Executive or Senior Vice President, and attested by its Secretary or an Assistant Secretary. The signature of any of such officers may be manual or facsimile. Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that any of such individuals shall have ceased to hold such offices prior to the delivery of such Warrant Certificates or did not hold such offices on the date of this Agreement.

          2.3  Legend.
               ------

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               (a) Prior to the Warrants becoming detached from the Preferred
Stock pursuant to Section 3.2, each Preferred Stock certificate to which a Warrant is deemed to be attached shall carry a legend as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE INCLUDE THE BENEFICIAL OWNERSHIP IN A STOCK PURCHASE WARRANT FOR THE LIKE NUMBER OF WARRANT SHARES AS THE NUMBER OF SHARES OF PREFERRED STOCK SET FORTH ON THE FACE HEREOF, SUBJECT TO ADJUSTMENTS AS SET FORTH IN THE WARRANT AGREEMENT GOVERNING THE WARRANTS, WHICH STOCK PURCHASE WARRANT IS HELD BY THE WARRANT AGENT AND IS DEEMED TO BE ATTACHED HERETO AND IS NOT DETACHABLE HEREFROM NOR EXERCISABLE EXCEPT AS SET FORTH IN THE WARRANT AGREEMENT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF SUCH WARRANT AGREEMENT, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY AND WILL BE MADE AVAILABLE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE. UPON DETACHMENT OF THE WARRANT FOLLOWING THE DETACHMENT DATE, A SEPARATE PREFERRED STOCK CERTIFICATE AND A WARRANT CERTIFICATE REPRESENTING OWNERSHIP OF THE PREFERRED STOCK AND STOCK PURCHASE WARRANTS, RESPECTIVELY, EVIDENCED BY THIS PREFERRED STOCK CERTIFICATE WILL BE ISSUED TO THE REGISTERED HOLDER OF THIS PREFERRED STOCK AGAINST TENDER TO THE COMPANY OF THIS PREFERRED STOCK CERTIFICATE.

               (b) A copy of this Agreement shall be filed with the Secretary of the Company and shall be kept at its principal executive office. Each Warrant Certificate shall carry a legend as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF A WARRANT AGREEMENT, DATED AS OF DECEMBER 9, 1996.
A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY AND WILL BE MADE AVAILABLE TO ANY WARRANTHOLDER UPON REQUEST WITHOUT CHARGE.

               (c) So long as required thereunder, each Warrant Certificate (including each Warrant Certificate issued upon the transfer or partial exercise of any Warrant), each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate for Preferred Stock or Common Stock issued upon the transfer of any such Preferred Stock or Common Stock shall be stamped or otherwise imprinted with the legend required pursuant to Section 1.3 of the Purchase Terms Agreement.

SECTION 3.    OWNERSHIP, DETACHABILITY, TRANSFER AND EXCHANGE

          3.1  Ownership.  The Warrant Certificates following issuance shall be
               ---------
numbered and shall be registered in the books of the Company (the "Warrant Register") maintained at the principal office of the Company at the address specified in Section 14 hereof. The Company shall be entitled to treat the Holder of any Warrant whose name appears in the Warrant Register (or Preferred Stock register if beneficial ownership of the Warrants is represented by a Preferred

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Stock certificate) as the owner in fact thereof for all purposes
(notwithstanding any notation of ownership or other writing thereon made by anyone or any notice to the contrary).

          3.2  Detachability.  Each Warrant will become detachable from the
               -------------
share of Preferred Stock offered together with such Warrant as a Unit in the Offering upon the occurrence of a Conversion Event with respect to such share of Preferred Stock (the "Detachment Date"). Accordingly, the Detachment Date may be different for different Warrants, depending upon the date of the Conversion Event for the related Preferred Stock. As used herein, the term "Detachment Date" includes all such dates of detachment. In addition, the Detachment Date for the Warrants being issued to the Placement Agent shall be deemed to be their date of issuance.

          3.3  Transfer.  The Warrants shall be transferable only on the Warrant
               --------
Register, upon delivery thereof, accompanied by a written instrument or instruments of transfer in form reasonably acceptable to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Prior to the Detachment Date, the Warrants shall be transferable only upon transfer of the Preferred Stock to which they relate, upon delivery of the Preferred Stock Certificate, accompanied by a written instrument or instruments of transfer in form reasonably acceptable to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any registration of transfer of Warrants, the Company shall (i) issue and deliver a new Warrant Certificate (or new Preferred Stock certificate if prior to the Detachment Date) evidencing the Warrant or Warrants to the Person entitled thereto and (ii) cancel the surrendered Warrant Certificate (or surrendered Preferred Stock certificate if prior to the Detachment Date). If a Holder desires to transfer a Warrant bearing legends required pursuant to Section 2.3(c) hereof (other than pursuant to an effective registration statement under the Securities Act) such Holder may be required to deliver to the Company a written opinion of counsel, reasonably satisfactory in form and substance to the Company, that an exemption from the registration requirements of the Securities Act is available.

          3.4  Exchange.
               --------

               (a) Prior to the Detachment Date, each Preferred Stock certificate evidencing a Warrant or Warrants may be exchanged at the option of the Holder thereof for another Preferred Stock certificate or certificates of like tenor and representing in the aggregate a like number of shares of Preferred Stock and Warrants. Any Holder desiring to exchange such a Preferred Stock certificate shall make such request in writing delivered to the Company, and shall surrender the Preferred Stock certificate to be so exchanged at the principal office of the Company. Thereupon, the Company shall (i) issue and deliver to the Person entitled thereto a new Preferred Stock certificate or certificates as so requested and (ii) cancel the Preferred Stock certificate surrendered for exchange.

               (b) On and after the Detachment Date, each Preferred Stock certificate evidencing a Warrant or Warrants may be exchanged at the option of the Holder thereof for (i) a Preferred Stock certificate or certificates not evidencing a Warrant or Warrants and (ii) a Warrant Certificate or Certificates representing in the aggregate a like number of Warrants evidenced by such surrendered Preferred Stock certificate. Any Holder desiring to exchange such a Preferred Stock certificate shall make such request in writing delivered to the Company, and shall surrender the Preferred Stock certificate to be so exchanged at the principal office of the Company. Thereupon, the Company shall
(i) issue and deliver to the Person entitled thereto a new Preferred Stock certificate or certificates and a new Warrant Certificate or Certificates as so requested and (ii) cancel the Preferred Stock certificate surrendered for exchange.

               (c) Each Warrant Certificate may be exchanged at the option of the Holder thereof for another Warrant Certificate or Certificates of like tenor and representing in the aggregate a like number of Warrants. Any Holder desiring to exchange a Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate to be so exchanged at the principal office of the Company. Thereupon, the Company shall (i) issue and deliver to the Person entitled thereto a new Warrant Certificate or Certificates as so requested and (ii) cancel the Warrant Certificate surrendered for exchange.

SECTION 4.    TERM OF WARRANTS; EXERCISE OF WARRANTS

          4.1  Term of Warrants.  Subject to the terms of this Agreement, each
               ----------------
Warrant may be exercised at any time beginning on the date (the "Start Date") of the earlier to occur of (i) the effectiveness of the Shelf Registration Statement, or (ii) six (6) months after the closing of a Qualified IPO, in whole or in part, from time to time, at the option of the Holder thereof, until the Expiration Date. Each Warrant, when exercised, will entitle the Holder thereof to receive the number of Warrant Shares set forth on such Warrant upon payment of the Exercise Price, provided, however, that the number of Warrant Shares
                       --------  -------
actually issued upon payment of the $15 exercise price shall be subject to adjustment as set forth in Section 9.1.

          4.2  Exercise of Warrants.  Each Holder of a Warrant Certificate may
               --------------------
exercise such related Warrants upon (i) surrender of the Warrant Certificate at the principal office of the Company as identified in Section 14 hereof, with the form of election to purchase on the reverse thereof duly completed and signed,
(ii) payment of the Exercise Price with respect to the Warrant Shares being purchased, and (iii) if required pursuant to Section 5, an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Company demonstrating that such taxes have been paid). Payment of the Exercise Price may be made (a) in the form of cash or by certified or official bank check payable to the order of the Company or (b) by surrendering additional Warrants or shares of Common Stock for cancellation to the extent the Company may lawfully accept shares of Common Stock, with the value of such shares of Common Stock for such purpose to equal the average Current Market Price of the Common Stock during the 10 Trading Days preceding the date surrendered and the value of the Warrants to equal the difference between the value of a share of Common Stock and the Exercise Price.

          The Company shall, as soon as practicable after such surrender for exercise of Warrant Certificates and compliance with the other conditions herein contained, deliver at such offices of such transfer agent to the Person for whom such Warrant Certificates are so surrendered, or to the nominee or nominees of such Person, in its sole discretion, certificates evidencing the number of full shares of Warrant Shares to which such Person shall be entitled, together with a cash payment in respect of any fraction of a share of such Warrant Shares as hereinafter provided.

Subject to the following provisions of this paragraph, each exercise shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrant Certificates to be exercised shall have been surrendered together with the payment of the aggregate exercise price and taxes (if applicable), all as provided in this Section 4.2, and the Person or Persons entitled to receive the Warrant Shares deliverable upon exercise of such Warrants shall be treated for all purposes as the record holder or holders of such Warrant Shares at such time on such date, unless the stock transfer books of the Company shall be closed on such date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such exercise shall be effected based on the Conversion Exercise Price in effect on the date on which such Warrant Certificates shall have been surrendered and the other conditions specified above have been satisfied. No holder of Warrants shall have any rights as a holder of Warrant Shares (or any other securities into which the Warrants may become exercisable) unless and until such exercise has been effected.

          If a Warrant Certificate is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued to the Holder, or its nominee(s), without charge therefor, and the Company shall issue and deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 4 and of Section 3 hereof. All Warrant Certificates surrendered in the exercise of the rights thereby evidenced shall be canceled.

          Each Holder of a Warrant represented by a Preferred Stock certificate may exercise such Warrant in the manner substantially similar as set forth above by surrendering the Preferred Stock certificate in exchange for a Preferred Stock certificate representing a like number of shares of Preferred Stock and otherwise following the procedures set forth above.

          4.3  No Fractional Shares.  No fractional shares or scrip representing
               --------------------
fractional shares of Common Stock shall be issued upon exercise of Warrants. If more than one Warrant shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Warrant Shares issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered by such Holder as provided in Section 4.2. In lieu of any fractional share of Warrant Shares that would otherwise be issuable upon exercise of any Warrants, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Current Market Price of the Warrant Shares on the Trading Day immediately preceding the date of exercise, calculated to the nearest cent, with one-half cent rounded upward.

SECTION 5.    PAYMENT OF TAXES

          The Company shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of Warrant Shares upon exercise of the Warrants. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Warrants or Warrant Shares (or other securities or assets) in a name other than that in which the Warrants so exercised were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

SECTION 6.    MUTILATED OR MISSING WARRANTS

          If any Warrant Certificate (or Preferred Stock certificate representing Warrants) shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate (or Preferred Stock certificate representing Warrants), or in lieu of and substitution for the Warrant Certificate (or Preferred Stock certificate representing Warrants) lost, stolen or destroyed, and upon receipt of evidence to their reasonable satisfaction of the destruction, loss or theft of any Warrant Certificate (or Preferred Stock certificate representing Warrants) and such security or indemnity as may reasonably be required by them to save each of them and any of their agents harmless, to issue a new Warrant Certificate (or Preferred Stock certificate representing Warrants) of like tenor and representing an equivalent right or interest.

SECTION 7.    RESERVATION OF WARRANT SHARES

          The Company shall at all times reserve and keep available out of its authorized and unissued stock, solely for the purpose of effecting the exercise of the Warrants, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the exercise of all Warrants from time to time outstanding. The Company shall from time to time, in accordance with the laws of the State of Maryland, increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the exercise of all the then outstanding Warrants.

          The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to reserve the maximum number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants.

          Before taking any action that would cause an adjustment pursuant to
Section 9.1, the Company will take all corporate action that, in the opinion of its counsel (which may be counsel employed by the Company), may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the then applicable exercise price. The Company covenants that all Warrant Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all taxes, liens, charges and security interests with respect to the issuance thereof that may be created by virtue of any act or omission of the Company.

SECTION 8.    CANCELLATION OF WARRANTS

          If the Company purchases or otherwise acquires Warrants, the same shall thereupon be canceled. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part. Canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

SECTION 9.    ADJUSTMENTS

          The number of Warrant Shares that the Holder of a Warrant shall be entitled to receive upon each exercise thereof shall be determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 9) be issuable upon such exercise, as designated by the Holder pursuant to Section 4.2 of this Agreement, by the fraction of which
(a) the numerator is $15 per share with respect to the Warrants and (b) the denominator is the Conversion Exercise Price in effect on the date of such exercise.

          9.1  Adjustments to the Conversion Exercise Price.
               --------------------------------------------

               (a) Dividend of Common Stock. In the event that the Company shall
                   ------------------------
pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class or series of capital stock of the Company which includes Common Stock, the Conversion Exercise Price, as in effect on the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be reduced by multiplying such Conversion Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares of Common Stock included in such dividend or other distribution, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such determination. For the purpose of this subparagraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company and the number of shares of Common Stock included in such dividend or other distribution shall be deemed not to include any shares issued or distributed in respect of shares held in the treasury of the Company.

               (b) Common Stock-Splits, etc. In case outstanding shares of
                   ------------------------
Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Exercise Price in effect at the close of business on the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Exercise Price in effect at the close of business on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (c) Reclassification. If the Company issues by way of
                   ----------------
reclassification of the Common Stock any shares of its capital stock, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby each Holder of a Warrant shall have the right to receive, upon the basis and upon the terms and conditions specified herein, in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon exercise of such Warrant, such shares of capital stock as may be issued or payable with respect to or in exchange for such number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to the occurrence of the reclassification. In the case of any reclassification, appropriate provision shall be made with respect to the rights and interests of the Holders to the effect that the provisions hereof (including without limitation provisions for adjustment of the Conversion Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of capital stock thereafter deliverable upon the exercise of any Warrant hereunder.

               (d) Anti-Dilution Provision. If the Company shall issue any class
                   -----------------------
or series of capital stock of the Corporation that ranks junior to the Preferred Stock at a price per share less than the greater of (i) $15 and (ii) the Fair Market Value per share of such capital stock (such greater amount being hereinafter referred to as the "Base Rate"), then the Conversion Exercise Price in effect at the opening of business on the day next following such issuance shall be adjusted to equal the price determined by multiplying (A) the Conversion Exercise Price in effect immediately prior to the opening of business on the day next following such issuance by (B) a fraction, the numerator of which shall be the sum of (x) the number of shares of all classes and series of capital stock outstanding on the close of business on the day next preceding the day of such issuance and (y) the number of shares that could be purchased at the Base Rate from the aggregate proceeds to the Company from the issuance of such new shares of capital stock, and the denominator of which shall be the sum of
(xx) the number of shares of all classes and series of capital stock outstanding on the close of business on the day next preceding the day of such issuance and
(yy) the number of additional shares of capital stock being issued; provided ,
                                                                    --------
however, that no adjustment to the Conversion Exercise Price shall be made as a
-------
result of a Qualified IPO. For purposes of this subsection, "Fair Market Value" shall mean, as to any class or series of capital stock that is not publicly traded, the fair value of the shares of such class or series as determined reasonably and in good faith by a majority of the Board of Directors of the Company including a majority of the Independent Directors and, as to publicly-traded securities, shall mean the average of the daily Current Market Prices of a share of such capital stock during five (5) consecutive trading days selected by the Company commencing not more than twenty (20) Trading Days before, and ending not later than the effective day of the Conversion Exercise Price adjustment pursuant to this subsection.

               (e) Rounding of Calculations. All calculations under this Section
                   ------------------------
9.1 shall be made to the nearest one-hundredth of a share.

               (f) Minimum Adjustment of Conversion Exercise Price. If the
                   -----------------------------------------------
amount of any adjustment of the Conversion Exercise Price required pursuant to this Section 9.1 would be less than one percent (1%) of the Conversion Exercise Price in effect at the time such adjustment is otherwise so required to be made, no such adjustment shall be made and such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Conversion Exercise Price.

               (g) Timing of Issuance. In any case in which this Section 9.1
                   ------------------
shall require that an adjustment be made effective immediately after a determination date for a specified event, the Company may defer until the occurrence of such event (i) the issuing to the Holder of any Warrant the Warrant Shares issuable upon such exercise over and above the Warrant Shares issuable upon such exercise after such determination date prior to such adjustment and (ii) paying to such Holder any cash pursuant to Section 4.2 hereof; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

          9.2  Notice of Adjustment.  On or prior to each day on which the
               --------------------
Conversion Exercise Price is adjusted as herein provided, the Company shall send to each Holder notice of such adjustment(s) and a certificate setting forth the Warrant Shares purchasable upon the exercise of each Warrant and the Conversion Exercise Price after such adjustment(s), a brief statement of the facts requiring such adjustment(s), and the computation by which such adjustment(s) were made. Such certificate shall, in the absence of manifest error, be conclusive evidence of the correctness of such adjustment.

          9.3  No Adjustment of Dividends.  Except as provided in this Section
               --------------------------
9, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

          9.4  Statement on Warrants.  Irrespective of any adjustments in the
               ---------------------
Conversion Exercise Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

SECTION 10.    FUNDAMENTAL CHANGE

          In the event of a Fundamental Change, each Warrant will be deemed exercised at the opening of business on the effective date thereof for the right to receive the kind and amount of shares of stock or other securities or property to which such holder would have been entitled as a result of such transaction had the Warrants been exercised immediately prior to the consummation of such transaction (i) for a number of shares of Preferred Stock equal to the number of shares of Common Stock receivable upon such exercise, if prior to the conversion of the related Preferred Stock and (ii) for the number of shares of Common Stock receivable upon such exercise, if after the conversion of the related Preferred Stock, less in each case the amount of the Exercise Price as of such date of consummation of the transaction.

SECTION 11.    NOTICES TO HOLDERS

        In case:

               (a) the Company shall (i) declare any dividend or any other distribution payable in shares of Common Stock, (ii) declare or authorize a subdivision or combination of shares of Common Stock, (iii) authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants, or (iv) any reclassification of Common Stock; or

               (b) the Company shall propose to take any action that would require an adjustment pursuant to Section 9.1; or

               (c)  of any Fundamental Change;

then the Company shall cause to be mailed to the Holders of Warrants, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or (y) the date on which such subdivision, combination, reclassification, adjustment or Fundamental Change is expected to become effective. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

SECTION 12.    NO RIGHTS AS STOCKHOLDERS

          Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Holders thereof or their transferees (a) the right to vote or to receive dividends, (b) the right to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or (c) any rights whatsoever as stockholders of the Company.

SECTION 13.    INSPECTION OF WARRANT AGREEMENT

          The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office as set forth in Section 15.

SECTION 14.    IDENTITY OF TRANSFER AGENT

          The initial transfer agent is the Company. Promptly upon the appointment of any subsequent transfer agent of the Preferred Stock or Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will cause to be mailed to the Holders of Warrants a statement setting forth the name and address of such subsequent transfer agent.

SECTION 15.    NOTICES

          All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon mailing, if by first class mail, postage prepaid,
(iii) upon confirmation, if made by telecopier or (iv) one (1) business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

          if to the Company:           NovaStar Financial, Inc.
                                       1900 West 47th Place
                                       Suite 205
                                       Westwood, KS  66205
                                       Attn: Scott F. Hartman
                                       Phone No.: (913) 362-1090
                                       Fax No.: (913) 362-1011

          with a copy to:              Tobin & Tobin
                                       One Montgomery Street, 15th Floor
                                       San Francisco, CA 94104
                                       Attn: Phillip R. Pollock
                                       Phone No.: (415) 433-1400
                                       Fax No: (415) 433-3883

          The Company will initially act as Warrant Agent; however, the Company reserves the right at any time to designate a new acting Warrant Agent. Upon appointment of a successor Warrant Agent to the Company, the Company or the Warrant Agent will cause to be mailed to the Holders of Warrants a statement setting forth the name and address of such subsequent Warrant Agent.

          Any notice or communication sent or required to be sent to a Holder of a Warrant shall be mailed to him or her by first class mail, postage prepaid, at such Holder's address as it appears in the Warrant Register and shall be sufficiently given to him or her if so mailed within the time prescribed.

SECTION 16.    AMENDMENT AND WAIVER

          The Company may from time to time supplement, modify or amend this Agreement, and waivers or consents to departures from the provisions hereof may be given, without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provisions contained herein which provisions may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interest of the Holders. Except as provided above, this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of Holders of at least 66 2/3% in interest of the Warrants.

SECTION 17.    SUCCESSORS

          All the covenants and provisions of this Agreement and the Warrants by or for the benefit of the Company or the Holders of the Warrants shall be binding upon and shall inure to the benefit of their respective successors and assigns hereunder.

SECTION 18.    GOVERNING LAW

          THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE MARYLAND GENERAL CORPORATION LAW MAY GOVERN THIS AGREEMENT SOLELY BY VIRTUE OF THE FACT THAT THE COMPANY IS INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND. EACH OF THE COMPANY AND THE WARRANT AGENT, ACTING ON BEHALF OF THE HOLDERS, HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR ANY FEDERAL COURT IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE COMPANY, AND THE WARRANT AGENT, ACTING ON BEHALF OF THE HOLDERS, IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 19.    THIRD-PARTY BENEFICIARY

          The provisions hereof have been and are made solely for the benefit of the Company, the Warrant Agent and each of the Holders of Warrants, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

SECTION 20.    COUNTERPARTS

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 21.    HEADINGS

          The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

SECTION 22.    SEVERABILITY

          If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter invalid, illegal, void or unenforceable.

SECTION 23.    ENTIRE AGREEMENT

          This Agreement, together with the Purchase Terms Agreement, the Registration Rights Agreement, the Subscription and Purchase Agreements executed by the Initial Purchasers and accepted by the Company, and the Warrants (collectively, the "Operative Agreements"), are intended by the parties to be a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties and undertakings, other than those set forth or referred to herein and therein. The Operative Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 24.    ATTORNEYS' FEES

          In any action or proceeding brought to enforce any provision of the Operative Agreements, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

SECTION 25.    FURTHER ASSURANCES

          Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Agreement on or prior to the Expiration Date. The parties agree to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out the agreements and transactions contemplated hereby and thereby.

SECTION 26.    EQUITABLE REMEDIES

          Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies of law.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                       NOVASTAR FINANCIAL, INC.
                                       (as issuer of the Warrants)


                                       By_________________________________
                                         W. Lance Anderson, President
(SEAL)


Attest:

____________________________________
Scott F. Hartman, Secretary



                                       NOVASTAR FINANCIAL, INC.
                                       (as initial Warrant Agent)

                                       By_________________________________
                                         W. Lance Anderson, President

(SEAL)


Attest:


_____________________________________
Scott F. Hartman, Secretary

                                                                       EXHIBIT A
                         [Form of Warrant Certificate]

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) TO AN INDIVIDUAL "ACCREDITED INVESTOR" AS DEFINED IN SUBPARAGRAPH (A)(4), (A)(5) OR (A)(6) OF RULE 501 UNDER THE SECURITIES ACT THAT IS RESIDING IN ONE OF THE JURISDICTIONS AUTHORIZED BY THE COMPANY AND WHO IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (I) IN EACH OF THE FOREGOING CASES, ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND (II) THE COMPANY'S OR WARRANT AGENT'S RIGHT, AS THE CASE

MAY BE, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OF (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY OR THE WARRANT AGENT, AS THE CASE MAY BE. IN ADDITION, PRIOR TO THE TIME THE CLASS OF STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS LISTED ON A NATIONAL SECURITIES EXCHANGE OR THE NASDAQ NATIONAL MARKET, THIS SECURITY MAY NOT BE TRANSFERRED TO ANY "BENEFIT PLAN INVESTOR" AS SUCH TERM IS DEFINED IN 29 C.F.R.
(S)2510.3-101 UNLESS THE PROPOSED TRANSFEREE PROVIDES A DISCLOSURE AND ACKNOWLEDGMENT FORM AND THE AGGREGATE PERCENTAGE OF THE CLASS OF STOCK ISSUABLE UPON EXERCISE OF THE SECURITY PROPOSED TO BE TRANSFERRED, TAKEN TOGETHER WITH ALL OTHER SHARES OF SUCH CLASS OWNED BY BENEFIT PLAN INVESTORS, WOULD NOT EQUAL OR EXCEED 25% OF SUCH CLASS OUTSTANDING.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF A WARRANT AGREEMENT, DATED AS OF DECEMBER 9, 1996. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY AND WILL BE MADE AVAILABLE TO ANY WARRANTHOLDER UPON REQUEST WITHOUT CHARGE.

CUSIP NO.  [         ]                                   Warrant No.: [        ]

                     Certificate for __________ Warrants
                        EXERCISABLE IN WHOLE OR IN PART
               FROM TIME TO TIME AT ANY TIME AFTER THE START DATE
                           UNTIL THE EXPIRATION DATE


                            NOVASTAR FINANCIAL, INC.

                       STOCK PURCHASE WARRANT CERTIFICATE

          THIS CERTIFIES that _______________________________ or registered assigns is the registered holder (the "Holder") of the number of Stock Purchase Warrants set forth above (the "Warrants"), each of which represents the right to purchase one (1) share of Common Stock, par value $.01 per share ("Common Stock") of NovaStar Financial, Inc., a Maryland corporation (the "Company"), on the terms set forth in the Warrant Agreement, dated as of December 9, 1996 (the "Warrant Agreement), between the Company, as issuer of the Warrants, and the Holders of the Warrants initially acting through the Company as the initial warrant agent (together with successor warrant agents, if any, the "Warrant Agent"), at any time on or after the

Start Date (as defined below) and on or before the Expiration Date (as defined below), by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed, at the office maintained for that purpose by the Company or its successors as Warrant Agent, and by paying in full a price per share equal to the Exercise Price under the Warrant Agreement (the "Exercise Price"). The Warrants are subject to certain anti-dilution provisions and, accordingly, the number of shares of Common Stock actually purchased upon payment of the Exercise Price may be adjusted in accordance with the terms of the Warrant Agreement. Capitalized terms used in this Warrant Certificate and not otherwise defined herein shall have the meanings set forth in the Warrant Agreement.

          Payment of the Exercise Price may be made (a) in the form of cash or by certified or official bank check payable to the order of the Company or (b) by surrendering additional Warrants or shares of Common Stock for cancellation to the extent the Company may lawfully accept shares of Common Stock, with the value of such shares of Common Stock for such purpose to equal the average trading price of the Common Stock during the 10 trading days preceding the date surrendered and the value of the Warrants to equal the difference between the value of a share of Common Stock and the Exercise Price.

          Subject to the terms contained in the Warrant Agreement, this Warrant may be exercised at any time beginning on the date (the "Start Date") of the earlier to occur of (i) the effectiveness of the Shelf Registration Statement or
(ii) six (6) months after the closing of a Qualified IPO and ending at 5:00 p.m., Eastern Standard Time, on the third anniversary of the date the Warrants become exercisable (the "Expiration Date"). No Warrant may be exercised after the Expiration Date and all Warrants evidenced hereby shall thereafter become void.

          Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate representing the Warrants not exercised.

          Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate, or in the Warrant Agreement or the Purchase Terms Agreement, the Holder shall only be entitled to transfer this Warrant Certificate on the Warrant Register maintained at the principal office of the Company, upon delivery thereof, duly endorsed by the Holder or by his or her duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer deemed acceptable by the Company, with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

          Prior to the Expiration Date, the Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the principal office maintained for this purpose by the Company.

          No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share that the Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Holder consents by acceptance hereof.

          This Warrant Certificate shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

          THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE GENERAL CORPORATION LAW OF THE STATE OF MARYLAND MAY GOVERN THIS AGREEMENT SOLELY BY VIRTUE OF THE FACT THAT THE COMPANY IS INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                       NOVASTAR FINANCIAL, INC.


                                       By_______________________________________
                                         W. Lance Anderson, President

Attest:

                                       _________________________________________
                                       Scott F. Hartman, Secretary

(SEAL)

                              ELECTION TO PURCHASE

          The undersigned hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:    _______________________________________________
             (Name)

             _______________________________________________
             (Address, Including Zip Code)

             _______________________________________________
             (Social Security or Tax Identification Number)


DELIVER TO:  _______________________________________________
             (Name)

             _______________________________________________
             (Address, Including Zip Code)

          In payment of the purchase price with respect to the Warrants exercised, the undersigned hereby tenders payment in accordance with Section 4.2 of the Warrant Agreement. If the number of Warrants hereby exercised is fewer than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below:

Name of Warrantholder or Assignee:
                                  ______________________________________________
                                      (Please Print)

Address: ______________________________________________________________________

______________________________________________________________________________

Signature: __________________________________  Dated:___________________________

 (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Signature Guaranteed:___________________________________________________________

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

                                                            Taxpayer
                                           Number of     Identification
Name of Assignee        Address            Warrants          Number
----------------        -------            --------          ------
--------------------    -----------------  --------        ----------
--------------------    -----------------  --------        ----------

and does hereby irrevocably constitute and appoint ___________________________, Attorney, to make such transfer on the Warrant Register maintained at the principal office of the Company with full power of substitution in the premises.


Dated: _________________, 199__      ____________________________________
                                     (Signature)



                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                                     Signature Guaranteed:


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